SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): February 21, 2006

                   COMMISSION FILE NO. 0-49915


                   MT Ultimate Healthcare Corp.
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      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Nevada                                    88-0474056
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   (STATE OR OTHER JURISDICTION OF          (IRS EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)


          18301 VON KARMAN, SUITE 250, IRVINE, CA, 92612
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                          (949) 260-0150
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                    (ISSUER TELEPHONE NUMBER)


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  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 21, 2006, MT Ultimate Healthcare Corp. (the "Company") entered into Amendment No. 1 to its Securities Purchase Agreement (the "Agreement") with AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC (collectively, the "Buyers"). Pursuant to Amendment No.1 to the Agreement, the Buyers agreed to fund $425,000 of their subsequent investment obligations under the Agreement concurrently with the execution of the amendment. As a result, the Buyers purchased additional secured convertible notes in an aggregate principal amount of $425,000 and additional warrants to purchase an aggregate of 2,125,000 shares of common stock, for an aggregate purchase price of $425,000.

As of February 21, 2006, the Company had issued to the Buyers under the Agreement and a prior securities purchase agreement with the Buyers entered into in 2004:

      .  $3,075,000 aggregate principal amount of secured convertible notes,

      . Warrants to purchase 700,000 shares of our common stock at $0.45 per shares, and

      . Warrants to purchase 12,875,000 shares of our common stock at $0.10 per share.

The Buyers are required to purchase an additional $625,000 principal amount of secured convertible notes and warrants to purchase 2,125,000 shares of the Company common stock at $0.10 per share five days following the date that a registration statement for the resale of the shares of common stock issuable upon conversion of the secured convertible notes and exercise of the warrants is declared effective by the Securities and Exchange Commission and if other conditions are satisfied, including: (i) the Company's representations and warranties contained in the Agreement being true and correct in all material respects on the date when made and as of the date of such purchase; (ii) the Company having performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Agreement; (iii) there being no litigation, statute, rule, regulation, executive order, decree, ruling or injunction that has been enacted, entered, promulgated or endorsed by or in any court or government authority of competent jurisdiction or any self-regulatory organization having requisite authority which prohibits the transactions contemplated by the Agreement; (iv) no event having occurred which could reasonably be expected to have a material adverse effect on the Company; and (v) the shares of common stock issuable upon conversion of the secured convertible notes and exercise of the warrants having been authorized for quotation on the OTC Bulletin Board and trading in our common stock on the OTC Bulletin Board having not been suspended by the Securities and Exchange Commission or the OTC Bulletin Board.

Item 9.01 Financial Statements and Exhibits

No.  Description
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10.1  Amendment No.1 to Securities Purchase Agreement





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                            Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MT Ultimate Healthcare Corp.

February 22, 2006

/s/ David Walters
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David Walters
Chief Executive Officer